UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 29, 2012

XUNNA INFORMATION TECHNOLOGY
(Exact name of registrant as specified in its charter)

Nevada	000-1516580	45-0963567
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Fufeng Rd Xinghuo Sci-Tech Building, Floor 26 Fengtai District, Beijing, PRC Tel: 011 86 10 63710499 Xunna@xunna.com
(Address of Principal Executive Offices)

011 86 10 63710499
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5. Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

On November 27, 2012, the registrant, XUNNA INFORMATION TECHNOLOGY (the “Company” or also “XUNA”) was informed, that its majority shareholder and CEO and President, Xiangying Meng, has sold his entire stake of 9,000,000 common shares of XUNA to Li Jiang for consideration of $.01 per share.

No arrangements among both the former and new control person or their associates with respect to election of directors or officers or other matters were reported to the registrant’s board of directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

XUNNA INFORMATION TECHNOLOGY

Dated: November 29, 2012	By: /s/ Xiangying Meng
Xiangying Meng
Chief Executive Officer